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                                                                    Exhibit 99.1

                                Letter Agreement

                                  June 13, 2003

To:  Silicon Valley Bank

Ladies and Gentlemen:

      Reference is made to the Loan and Security Agreement between you ("you" or "Silicon") and the undersigned ("Borrower" or "us") dated December 27, 2002
(as amended, the "Loan Agreement").

      Concurrently we are entering into an Accounts Receivable Financing Agreement (the "Accounts Agreement"). (Capitalized terms used in this Agreement, which are not defined, shall have the meanings set forth in the Accounts Agreement. The Loan Agreement, the Accounts Agreement and all other present and future documents and agreements relating thereto are collectively referred to herein as the "Loan Documents".)

      This will confirm our agreement as follows:

      1. Accounts Agreement. No further loans or extensions of credit will be made under the Loan Agreement, and, instead, all further loans and extensions of credit will be made under the Accounts Agreement. The existing outstanding Letters of Credit issued under the Loan Agreement will, effective on the date hereof, be deemed issued under the Accounts Agreement and will be subject to all the terms and conditions thereof. All of the terms and provisions of the Loan Agreement will be replaced by the terms and provisions of the Accounts Agreement, effective on the date hereof, provided that all security interests granted in the Loan Agreement shall continue in full force and effect to secure all "Obligations" as defined in the Loan Agreement.

      2. IP Security Agreement. The Intellectual Property Security Agreement between us dated December 27, 2002 (the "IP Security Agreement") shall continue in full force and effect, but with the following modifications:

            a. All references in the IP Security Agreement to "Loan Agreement" shall be deemed to refer both to the Loan Agreement and to the Accounts Agreement.

            b. Recital B is hereby deleted from the IP Security Agreement.

            c. The portion of the IP Security Agreement, which presently reads "To secure its obligations under the Loan Agreement, effective on the earlier of
(i) the date the Asset Based Terms go into effect, or (ii) the breach of any of the financial covenants set forth in Section 5.1 of the Schedule to the Loan Agreement," is amended to read as follows:

            To secure all of its `Obligations' as defined the Loan Agreement, and all of its `Obligations' as defined in the Accounts Receivable Financing Agreement between Grantor and Bank dated on or about June 13, 2003, ..."


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      3. Subsidiary Guaranties.

            a. Borrower has caused the following companies (the "Domestic Subsidiaries") to execute and deliver to Silicon Continuing Guaranties, dated December 27, 2003, with respect to all of the Obligations and Security Agreements and related documentation with respect to all of their assets:

          Proxim Wireless Networks, Inc., a Delaware corporation,
          Wirelesshome Corporation, a Delaware corporation, and Western Multiplex International Holdings, Inc., a Delaware corporation

            b. Borrower represents and warrants that the Domestic Subsidiaries are all of its domestic subsidiaries as of the date hereof and that none of them have assets in excess of $100,000 at the date hereof, except that Proxim Wireless Networks, Inc. has the following domestic subsidiaries (the "Networks Subs"): Wavespan Corporation, Farallon Communications, Inc., Micrilor, Inc. and ProximCA, Inc.; and Proxim Corporation as the following subsidiary: ALK Acquisition Corp. (together with the Networks Subs, the "Shell Companies"). This will confirm that the Shell Companies are not engaged in business, are shell companies and do not have, and will not during the term of the Accounts Agreement have, total assets of more than $100,000.

            c. In the event, in the future, the Borrower creates or acquires any additional domestic subsidiaries, Borrower shall promptly cause such additional domestic subsidiaries to execute and deliver to Silicon Continuing Guaranties with respect to all of the Obligations and Security Agreements and related documentation with respect to all of their assets, in the same form, and certified resolutions or other evidence of authority with respect to the execution and delivery of such Guaranties and Security Agreements. Throughout the term of the Accounts Agreement Borrower shall cause the Guaranties and Security Agreements referred to in this Section 3 to continue in full force and effect.

      4. General. This letter agreement and the other Loan Documents between us set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties with respect to the subject matter hereof. This letter agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this letter agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. Borrower shall cooperate fully with Silicon and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this letter agreement. This letter agreement is being entered into, and shall be governed by the laws of the State of California.

                                             Sincerely yours,

                                             PROXIM CORPORATION

                                             By    /s/ Keith E. Glover
                                                   -----------------------------
                                             Title EVP & CFO, Secretary
                                                   -----------------------------


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Accepted and agreed:

SILICON VALLEY BANK

By    /s/ Brad Leahy
      --------------
Title VP
      -----------



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                                     CONSENT

         Each of the undersigned acknowledges that its consent to the foregoing letter agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing letter agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Proxim Wireless Networks, Inc.                   Wirelesshome Corporation

By    /s/ Keith E. Glover                        By    /s/ Keith E. Glover
      ---------------------------------                -------------------
Name  Keith E. Glover                            Name  Keith E. Glover
      -------------------------------                  ---------------
Title VP and Officer                             Title VP and Officer
      -------------------------------                  --------------


Western Multiplex International Holdings, Inc.


By     /s/ Keith E. Glover
       -------------------
Name   Keith E. Glover
       -------------------
Title  VP and Officer
       -------------------


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